SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 2004

                                   ----------


                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                      1-7416                  38-1686453
       (State or other           (Commission file number)     (I.R.S. employer
       jurisdiction of                                       identification no.)
incorporation or organization)




      63 Lincoln Highway
     Malvern, Pennsylvania                                       19355-2120
     (Address of principal                                       (Zip code)
      executive offices)

      Registrant's telephone number, including area code: (610) 644-1300




        (Former name or former address, if changed since last report.)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.       Description
-----------       -----------

99 Press Release of Vishay Intertechnology, Inc. dated February 6, 2004, reporting Vishay's financial results for the fourth quarter of 2003.

Item 12. Results of Operations and Financial Condition.

On February 6, 2004, Vishay Intertechnology, Inc. issued a press release announcing its financial results for the fourth quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2004



                                    VISHAY INTERTECHNOLOGY, INC.


                                    By: /s/ Richard N. Grubb
                                       --------------------------------
                                       Name:  Richard N. Grubb
                                       Title: Executive Vice President
                                              and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99 Press Release of Vishay Intertechnology, Inc. dated February 6, 2004, reporting Vishay's financial results for the fourth quarter of 2003.